Debt Settlement Obligations	12 Months Ended
Dec. 31, 2020
Debt Settlement Obligations
Note 9 - Debt Settlement Obligation

Note 9 – Debt Settlement Obligation

On May 13, 2020, the Company entered into a settlement agreement with Continuation Capital, Inc. (“Continuation”). Continuation paid $198,000 owed to Company creditors, including $140,000 of convertible debt and accrued interest due to a related party (see Note 4), $29,000 of secured notes payable and accrued interest (see Note 5) and $29,000 of accounts payable. In exchange, the Company issued 35,967,234 shares of common stock to Continuation with a fair value of $459,000. The Company accounted this transaction in accordance with ASC 480-10 and the debt settled was measured at fair value. As a result, the Company recorded a loss on debt extinguishment $261,000 to account the difference between the carrying value of the debt settled and the fair value of the common shares issued to Continuation.